UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Preliminary Proxy Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RELIANT HOLDINGS, INC.
(Name of Registrant as Specified in Charter)

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☐ Check the box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THIS PRELIMINARY PROXY STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF RELIANT HOLDINGS, INC.

RELIANT HOLDINGS, INC.

8605 SANTA MONICA BOULEVARD

PMB 36522

LOS ANGELES, CA 90069

(512) 407-2623

PROXY STATEMENT

(Preliminary)

___________________ 2024

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

To the Holders of Common Stock of Reliant Holdings, Inc. (the “Company”):

This Preliminary Proxy Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of common stock, par value $0.001 per share (the “Common Stock”), of Reliant Holdings, Inc., a Nevada corporation (the “Company”). The Company issues this proxy statement to solicit proxies for use at a special meeting of the Stockholders, to be held at Date, Time, Address. This proxy statement includes information about the business matters that will be voted upon at the meeting. The executive offices of the Company are located at 12343 Hymeadow Drive, Suite 3-A , Austin, Texas. This proxy statement and proxy form were sent to stockholders on or about _______________, 2024. The Stockholders shall be voting on the following:

1.	An amendment to the Company’s articles of incorporation to change the name of the Company to “Onar Holding Corp.”
2.	An amendment to the Company’s articles of incorporation to allow action of the shareholders to be taken with written consent of a majority of those having a right to vote at the time of the vote.
3.	To approve and grant power to the Board of Directors to implement a reverse stock split within the range of 10:1 – 1000:1 for a period of twenty-four (24) months.

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We will mail the Notice of Special Meeting of Stockholders to the Stockholders on or about ___________________

The accompanying Preliminary Proxy Statement is for information purposes only. Please read the accompanying Preliminary Proxy Statement carefully.

/s/ Claude Zdanow

Claude Zdanow
President

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RELIANT HOLDINGS, INC.

8605 SANTA MONICA BOULEVARD

PMB 36522

LOS ANGELES, CA 90069

(512) 407-2623

PRELIMINARY PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

This Preliminary Proxy Statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.001 par value per share, of Reliant Holdings, Inc., a Nevada corporation, which we refer to herein as the “Company,” “we,” “our” or “us.”  The mailing date of this Information Statement is on or about ___________________.  The Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders of a special meeting of the stockholders, to be held on [Date, Time, Address].

As of the date of this Preliminary Proxy Statement, the authorized capital stock of the Company consisted of 70,000,000 shares of common stock, par value $0.001 per share, of which 16,785,000 shares are issued and outstanding, 1,000 shares of Series A Preferred Stock, $0.001 par value, of which 1,000 are issued and outstanding,  10,000 shares of Series B Preferred, $0.001 par value, of which 3,545 are issued and outstanding, 6,570 shares of Series C Preferred Stock, $0.001 par value, of which 6,570 are issued and outstanding, and 100 Shares of Series D Preferred Stock, $0.001 par value, of which 100 are issued and outstanding.  In addition, there are 4,985,000 shares of blank check Preferred Stock, $0.001 par value, none of which have been designated by the Board of Directors. Each share of common stock is entitled to one vote with respect to all matters to be acted on by the stockholders. The Series A Preferred Stock have the right, voting in aggregate, to vote on all stockholder matters equal to fifty-one percent (51%) of the total vote.  None of the Series B or Series C Preferred shares have voting rights, but may to common stock with certain limitations defined in their respective designations.  The Series D Preferred shares each hold 750,000 votes per share and they also convert into 750,000 shares of common for each share of Series D Preferred Stock.

On May 18, 2024, the Company's Board of Directors adopted by written consent to create a series of B, C, and D Preferred Stock with rights and privileges as designated, with such designations to be effective upon completion of all necessary regulatory filings.

FORWARD-LOOKING INFORMATION

This Preliminary Proxy Statement and other reports that we file with the SEC contain certain forward-looking statements relating to future events' performance.  In some cases, you can identify forward-looking statements by terminology such as "may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” "potential,” “continue,” or similar terms, variations of such terms or the negative of such terms.  These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those risks discussed elsewhere herein.  Although forward-looking statements and any assumptions upon which they are based are made in good faith and reflect our current judgment, actual results could differ materially from those anticipated in such statements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

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SUMMARY

This summary sets forth certain selected information contained in this Preliminary Proxy Statement that may be important to you to better understand transactions referred to in this summary.

ITEM 1:	AMENDING THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO “ONAR HOLDING CORPORATION”

After careful consideration, the Board of Directors has unanimously determined that the Company and its stockholders should approve an amendment to the Company’s articles of incorporation to  change the name of the Company to “Onar Holding Corporation”.

On June 17, 2024, the Company entered into a 351 Contribution Agreement with the members of HLDCO, LLC, a Delaware limited liability company (the “Purchase Agreement”), whereby the members of HLDCO, LLC contributed 100% of their membership interests to the Company in exchange for a number of Series B, C, and D Preferred Shares described therein. Pursuant to the Purchase Agreement, the Company acquired the business operations, assets, rights, and interests of HLDCO, LLC, including but not limited to personal property, contracts, leases, intangible property, intellectual property, notes, permits, licenses, records, and titles. As consideration, the Company agreed to issue exactly, exactly 3,645 shares of newly designated Series B Preferred Stock, par value $0.0001 per share, and exactly 6,570,000 shares of newly designated Series C Preferred Stock, par value, $0.0001 per share to the Members of HLDCO, LLC.

HLDCO, LLC is the sole owner of Integrum Group, LLC.  As part of reorganization of HLDCO, LLC, the Board of Directors has determined that it is in the best interest of the Company and shareholders to rebrand the “Integrum” name as “Onar.”  As such, the resulting reorganization of HLDCO, LLC, and Integrum Group, LLC, will be a single subsidiary holding of the Company called Onar Group, LLC.  Due to the change in operations of the Company and the rebranding of its wholly owned subsidiary, the Board of Directors believes it is best for the Company to change its name to Onar Holding Corporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

ITEM 2:	AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO ALLOW ACTIONS OF A MAJORITY OF STOCKHOLDERS HAVING A RIGHT TO VOTE BY WRITTEN CONSENT AND WITHOUT AN ANNUAL OR SPECIAL MEETING

After careful consideration, the Board of Directors has unanimously determined that the Company and its stockholders should approve an amendment to the Company’s articles of incorporation, giving a majority of shareholders the power to take action without an annual or special meeting, with written consent.

The Company’s current articles of incorporation require the prior written consent of all holders of all shares to be given before action is taken without a meeting. The Board of Directors believes it is in the best interests of the Company to amend the articles to state the following: “Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a written consent thereto is signed by the holders of the voting power of the Corporation that would be required at a meeting to constitute the act of the shareholders. Any action required or permitted to be taken by the holders of any class or series of shares of the Corporation may be taken without a meeting if a written consent thereto is signed by the holders of a majority of the outstanding shares of such class or series.”

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Currently, Article VIII of our Restated and Amended Articles of Incorporation currently states [emphasis added]:

“Any action required to be taken at any annual or special meeting of stockholders of the Corporation or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall have been signed by the holder or holders of all the shares entitled to vote with respect to the action that is the subject of the consent. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.”

Therefore, any action of the shareholders not taken at an annual or special meeting of the shareholders must be signed by the holders of ALL shares entitled to vote.  The Board of Directors believes that given the existence of issued and outstanding “Super Voting” Series A Preferred Stock having voting rights at all times equal to 51% of shares entitled to vote, this provision of Article VIII of the Restated and Amended Articles of Incorporation of the Company simply adds an additional step to a process that will result in the holder(s) of the Series A Preferred vote prevailing regardless of all other votes.

This amendment is consistent with the current language of Nevada Revised Statutes 78.320(2).

MATERIAL EFFECT OF AMENDING ARTICLE VIII OF THE RESTATED AND AMENDED ARTICLES OF INCORPORATION

So long as the Series A Preferred Stock is issued and outstanding, the proposed amendment would have no effective change in your rights as a shareholder.  However, you will no longer have the opportunity to place your vote regardless of its effect Under the proposed amendment of Article VIII, So long as the votes of the Series A Preferred Shares are not solicited by the Board of Directors, the holder(s) of the Series A Preferred Shares may take action of the shareholders through a written consent.  The Company will still be obligated under Section 14 of the Securities Act to provide an Information Statement on Schedule 14C to shareholders of the Company.

To implement this proposal, Company stockholders are asked to vote in favor of an amendment to the Company’s articles of incorporation, giving a majority of shareholders having a right to vote the power to take action with written consent, without an annual or special meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 2.

ITEM 3:	GRANT OF THE POWER TO IMPLEMENT A REVERSE STOCK SPLIT OF THE COMMON STOCK OF THE COMPANY AT RATIO BETWEEN 10-1000:1.

After careful consideration, the Board of Directors has unanimously determined that the Company and its stockholders should grant to the Board of Directors the power to and authority to implement a reverse stock split at a ratio between 10-1000:1.  The power and authority shall expire exactly 24 months from the date that the action is approved.

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The Board believes that giving such power will allow the Board of Directors to expedite capital restructuring in the interest of growing and developing the Company under the new operations.

MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT

When a company engages in a reverse stock split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. Under this optional reverse stock split each 10-1000 shares of our Common Stock will be automatically converted into 1 share of Common Stock.  To avoid the issuance of fractional shares of Common Stock, the Company will issue an additional share to all holders of fractional shares.

However, the effect of the Reverse Stock Split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The Reverse Stock Split will affect all of our stockholders of Common Stock uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. All stockholders holding a fractional share shall be issued an additional share. The principal effect of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 16,785,000 shares of Common Stock as of the Record Date to approximately between 1,678,500 – 16,679 shares (depending on the number of fractional shares that are issued or cancelled and depending on the range chosen by the Board). The Reverse Stock Split will not affect the shares of Series A Preferred Stock of which 12,000,000 are issued and outstanding, but will effect the conversion rate of the Series B and C Stock.

FRACTIONAL SHARES

We will not issue fractional certificates for post- Reverse Stock Split shares in connection with the Reverse Stock Split. Instead, an additional share shall be issued to all holders of a fractional share. To the extent any holders of pre- Reverse Stock Split shares are entitled to fractional shares as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 3.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information regarding the beneficial ownership of all shares of common stock as of April 16, 2024 by (i) each person who owns beneficially more than five percent (5%) of the outstanding shares of common stock based on 16,785,000 shares outstanding as of April 16, 2024, (ii) each of our directors, (iii) each named executive officer and (iv) all directors and officers as a group. Except as otherwise indicated, all shares are owned directly.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and/or investing power with respect to securities. We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Additionally, shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of April 16, 2024, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 12343 Hymeadow Drive, Suite 3-A, Austin, Texas 78750.

Name and Address of Beneficial Owner	Common Shares Beneficially Owned	Common Ownership Percentage	Series A Preferred Stock Beneficially Owned (1)	Series A Preferred Stock Percentage	Series D Preferred Stock Beneficially Owned (2)	Series D Preferred Stock Percentage	Total Voting Percentage (3)
Officers and Directors
Claude Zdanow (4)	0	0.00%	1,000	100%	100	100%	91.0%
All Officers and Directors as a Group (1)	0	0.00%	1,000	100%	100	100%	90.0%
Greater Than 5% Stockholders
Michael Chavez (5)(6)	4,475,825	26.7%	N/A	N/A	N/A	N/A	2.4%
Joel Hefner(7)	1,050,000	6.3%	N/A	N/A	N/A	N/A	0.0%

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Notes

(1)	The 1,000 shares of Series A Preferred Stock have the right, voting in aggregate, to vote on all stockholder matters equal to fifty-one percent (51%) of the total vote.

(2)	The 100 shares of Series D Preferred Stock have the right, voting in aggregate, to vote 75,000,000 total votes.

(3)

Based on 187,316,326 total voting shares, including 16,785,000 shares voted by our common stockholders and 95,531,327 voting shares voted by our Series A Preferred Stock holder, Claude Zdanow and 75,000,000 voting shares voted by our Series D holder, Claude Zdanow (see also footnote 1 and 2).

(4)	Claude Zdanow, our CEO and sole director holds his shares through Mount Olympus Ventures, Inc.

(5)

Pursuant to a Voting Agreement entered into on November 3, 2017, Mr. Chavez provided complete authority to the previous CEO, Elijah May, to vote the 4,475,825 shares of common stock which Mr. Chavez holds (and any other securities of the Company obtained by Mr. Chavez in the future) at any and all meetings of stockholders of the Company and via any written consents. The Voting Agreement has a term of ten years, through November 3, 2027, but can be terminated at any time by Mr. May and terminates automatically upon the death of Mr. May. In connection with his entry into the Voting Agreement, Mr. Chavez provided Mr. May an irrevocable voting proxy to vote the shares covered by the Voting Agreement. Additionally, during the term of such agreement, Mr. Chavez agreed not to transfer the shares covered by the Voting Agreement except pursuant to certain limited exceptions. Due to the Voting Agreement, Mr. May is deemed to beneficially own the 4,475,825 shares of common stock held by Mr. Chavez, which are included under both Mr. May’s ownership and Mr. Chavez’s.

(6)	Mr. Chavez’s address is 10012 Barbrook Dr, Austin, Texas 78726.

(7)	Mr. Hefner’s address is 15001 Big Falls Dr, Leander Texas 78641.

WHERE YOU CAN FIND MORE INFORMATION

We file periodic reports and other information with the SEC, which reports and other information are available for inspection at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may call the SEC at 1-800-SEC-0330 for information about these facilities. Copies of such information may be obtained by mail, upon payment of the SEC’s customary charges, by writing to the SEC at 100 F Street, N.E., Washington, D.C. 20549. The SEC also maintains a website on the Internet at www.sec.gov that contains reports, proxy statements, and other information about the Company that we file electronically with the SEC.

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MISCELLANEOUS MATTERS

The entire cost of furnishing this Preliminary Proxy Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The board of directors has fixed the close of business on [DATE], as the record date for the determination of Stockholders who are entitled to receive this Information Statement.

This Preliminary Proxy Statement is being mailed on or about [DATE], to all stockholders of record as of the record date.

___________________, 2024

RELIANT HOLDINGS, INC.

/s/ Claude Zdanow

Claude Zdanow

President

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RELIANT HOLDINGS, INC. 12343 HYMEADOW DRIVE, SUITE 3-A AUSTIN, TEXAS

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on DATE. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to WEBSITE

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 1, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D56432-P59370	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

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RELIANT HOLDINGS, INC. The Board of Directors recommends you vote FOR proposals 1, 2, 3, and 4.
______________________________
The proxies are authorized to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.
	For	Against	Abstain
Proposal 1. An amendment to the Company’s articles of incorporation to change the name of the Company to “Onar Holding Corp.”

Proposal 2. An amendment to the Company's articles of incorporation to allow the increase in authorized common stock.

Proposal 3. An amendment to the Company’s articles of incorporation to allow action of the shareholders to be taken with written consent of a majority of those having a right to vote at the time of the vote.

Proposal 4. To approve and grant power to the Board of Directors to implement a reverse stock split within the range of 10:1 – 1000:1 for a period of twenty-four (24) months.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,

administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of

Stockholders to be held on DATE: The Notice and Proxy Statement are available at www.proxyvote.com.

RELIANT HOLDINGS, INC.

2024 Special Meeting of Stockholders

DATE and TIME

This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) NAME/NAMES, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, all of the shares of Common Stock of RELIANT HOLDINGS, INC. that the undersigned stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at DATE and TIME and ADDRESS, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" Proposals 1, 2, 3, and 4.

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